VONTOBEL EASTERN EUROPEAN EQUITY FUND
SEMI-ANNUAL REPORT 2001

Dear Shareholder:

     Vontobel Eastern European Equity Fund declined 10.54% during the first six months of 2001, outperforming the Nomura Central & East European Index, which lost 12.38%. Central European markets were hit particularly hard by the continuing devastation in the telecom sector, which accounts for one-third or more of the market capitalization of Hungary, Poland and the Czech Republic. The fund's outperformance of the benchmark is due mainly to our continued strong overweight of Russia, which produced a stunning first-half return of 50% in US dollar terms.

     Russia was the region's only major market to post positive year-to-date performance. Macroeconomic data were strong, with industrial output up 7% in May and currency reserves rising above $34 billion. Sustained prices drove the excellent performance of oil stocks, as did the anticipation of Lukoil's listing on the New York Stock Exchange. Lukoil later weakened due to delays in the release of US GAAP accounts, its decision to seek a listing on the London instead of the New York exchange, and its plans to issue a convertible bond without offering a suitable explanation. The major catalyst for the Russian equity market's rise, however, was the ongoing reform process. Current measures before the Duma include revisions to the land code, banking reform, judicial reform, and reductions in the corporate tax rate. The government's commitment to changes in corporate governance also buoyed investor sentiment. On May 30th the board of Gazprom, the state-controlled gas monopoly, dismissed CEO Rem Vyakhirev, long suspected of corruption and insider dealing, and replaced him with Alexei Miller, a close ally of President Vladimir Putin.

     The Hungarian market had a weak start, as FY 2000 earnings for market heavyweights Matav and Mol were lower than expected. Matav, the telecom operator, was hurt by restructuring charges and lower than expected volume increases that did not offset tariff reductions. Mol, the oil & gas company, suffered worse than expected losses from its natural gas business despite lower crude oil prices and a stronger euro in the fourth quarter of last year. Thanks to the Central Bank's successful move to a floating exchange rate (+/- 15% deviation to the euro) and a lower than expected deficit in the current account of the country's balance of payments, the market advanced 3% in the second quarter, curbing its year-to-date loss to 16%.

     The Polish market fell 19% during the first half in the face of rising inflation and unemployment, falling industrial production, and growing deficits in the country's balance of payments and domestic accounts. By May government outlays had reached levels equating nearly the entire 2001 budget with no new privatization revenues in sight. The zloty remains strong against both the US dollar and the euro, increasing pressure on exporters. The Central Bank's cumulative rate cuts of 150 basis points so far this year have had little effect on equity markets, as real interest rates remain high. Telecom operator TPSA fell in late June on news of its revised tariff packages, which could undermine future profits. Market activity in the second quarter mostly centered on profit taking in Polish banks, which had rallied earlier in the year.

     In the Czech Republic the resignation of the finance minister dampened sentiment as investors concluded that this change in the cabinet would cause further delays in the privatization of state companies in the telecom, banking and public utilities sectors. During the second quarter the government sold its 60% stake in Komercni Banka to the French bank Societe Generale, which outbid Italy's Unicredito, the preferred bidder due to its experience in Poland and Croatia, and Germany's Hypovereinsbank. We trimmed our position in Komercni Banka to realize some capital gains prior to the announcement of the winner of the tender offer by the Czech Government. The Czech market posted a year-to-date loss of 18%.

     From a country allocation standpoint, we substantially increased our holdings in the outperforming Russian market, but do not anticipate raising our stake further from these levels. We reduced our exposure to Hungary, largely by cutting back our position in Matav in anticipation of poor first quarter results. We bought Estonian Telecom, an inexpensive operator with a high dividend yield, to maintain our exposure to the sector. We also lowered the fund's exposure to the Polish market in response to a rapidly weakening economy. The accompanying table shows the portfolio country allocation at June 30th.


                              NRI
                          Composite-11
               Fund       Weightings*
                        Weightings
                        (6.30.01)     (6.30.01)


Hungary                 21.1%         13.7 %
Poland                  26.6 %        40.3 %
Russia                  35.5%         20.2 %
Croatia                 2.4 %         2.9 %
Czech Republic          9.0 %         12.7 %
Others                  3.6 %         10.2 %
Cash                    1.8 %           -

*Source:  Nomura Research Institute

     We remain optimistic about the region's long-term prospects due to attractive valuations. The total region is selling for around $80 billion while its GDP is around $650 billion. Although the earnings picture is not robust outside Russia, the equity markets seem to have discounted the current weakness. Hungary and Poland have met the majority of the criteria for joining the European Monetary Union, making these countries attractive for foreign direct investments. Russia could continue to surprise on the upside. While there is clearly some commodity risk, it remains the cheapest market in the world and will benefit from ongoing legal and economic reforms.

David Molnar, Fund Manager
June 30, 2001

Vontobel Eastern European Equity Fund
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 30, 2001
                                   (Unaudited)
Number of                                                       Market
Shares          Security Description                            Value
--------        --------------------                            ----------------
                Common Stocks:                         97.81%
                Croatia:                                2.45%
  35,300        Pliva D D GDR  (Medical-Drugs)                         $391,830
                                                                       ---------
                Czech Republic:                         8.97%
  167,000       Ceske Energticke Zavody AS CEZ
                 (Utilities)                                            373,853
   62,800       Cesky Telecom AS Sponsored GDR Reg S*
                 (Telecom Services)                                     565,200
   55,300       Komercni Banka AS Sponsored ADR* (Banking)              498,253
                                                                        --------
                                                                       1,437,306
                                                                      ----------
                Estonia:                                1.85%
   25,000       As Eesti Telekom Reg Sponsored GDR
                (Telecommunications)                                    296,250
1,206,800       Britannic Group PLC* (Natural Resources)                      0
                                                                        --------
                                                                         296,250
                                                                        --------
                 Hungary:                              21.07%
   30,355        Danubus Hotel & Spahuf (Hotels)                        411,707
   13,400        Delmagyarorszagi Aramsz Sponsored GDR
                  (Utilities-Electric)                                   82,745
    4,950        Egis Gyogysergyar  (Medical-Drugs)                     170,426
    8,540        Gedeon Richter Ltd GDR Reg S (Medical Drugs)           472,902
   24,227        Magyar Olay Es Gazipari RT (Oil and Gas)               345,023
   42,900        Matav RT ADR (Telecommunications)                      641,355
    2,500        North American Bus Industries * (Auto-Trucks)           35,125
   11,300        OTP Bank GDR Reg S (Banking)                           583,170
   28,747        Pannonplast Muanyagipari
                  (Construction Materials)                              359,906
   20,839        Pick Szeged*  (Food-Meat)                              271,771
                                                                        --------
                                                                       3,374,130
                                                                      ----------

                 Poland:                               26.64%
   17,000        Agora GDR Reg S* (Media)                               233,325
   10,300        Bank Polska Kasa Opieki* (Banking)                     176,682
   18,200        Bank Polska Kasa Opieki* SA/USD (Banking)              320,320
   40,900        Elektrim SA* (Engineering)                             262,454
    5,800        Europejski Fundusz Leas GDR*
                  (Finance/Leasing Company)                             131,950
   20,000        KGHM Polska Midez SA*  (Metals)                         83,645
   45,800        KGHM Polska Miedz GDR*  (Metals)                       400,750
    2,766        Mostostal Warzawa SA*  (Construction)                    6,975
   75,000        Mostostal Zabrze-Holding SA* (Construction)            124,532
   93,700        Polski Koncern Nafto GDR (Oil and Gas)                 845,174
    8,200        Powszechny Bank Kredy GDR* (Banking)                   203,566
   26,000        Prokom Software SA GDR Reg S*
                  (Computer Software)                                   323,700
  202,500        Telekomunikacja Polska SA GDR*
                  (Telecommunications)                                  905,175
   25,926        Zakalady Metali Lekkich * (Manufacturing)              249,226
                                                                       ---------
                                                                       4,267,474
                                                                      ----------

                Russia:                               35.48%
   23,000       Cores Russian CTFS YAR Telecom
                 (Telecommunications)                                    17,250
   32,300       Lukoil Oil Co Sponsored ADR (Oil and Gas)             1,542,325
   16,700       Mobile Telesystems Sponsored ADR*
                (Telecommunications)                                    457,580
  205,900       Mosenergo Sponsored ADR (Electric-Integrated)           772,125
   23,000       RAO Gazprom Sponsored ADR Reg S  (Oil and Gas)          246,100
    6,100       RAO Unified Energy System ADR*
                 (Electric-Distribution)                                 68,625
  110,000       Sibneft Sponsored ADR  (Oil)                            495,000
   42,000       Surgutneftegaz Sponsored ADR*  (Oil and Gas)            530,250
  61,600        Tatneft Sponsored ADR Reg S* (Oil and Gas)              674,520
  58,500        Unified Energy Systems GDS (Utilities-Electric)         658,125
  13,500        Vimpel Communications Sponsored ADR*
                 (Telecommunications)                                   221,535
                                                                      ----------
                                                                       5,683,435
                                                                      ----------

                Slovakia:                             1.35%
 125,000        Slovakofarma GDR Reg S (Pharmaceuticals)                118,750
   8,600        Slovnaft AS* (Oil and Gas)                               96,991
                                                                        --------
                                                                         215,741
                                                                        --------

                Total Investments
                (Cost:  $22,112,809) **              97.81%         $15,666,166
                Other assets, net                     2.19%             350,642
                                                                        --------
                Net Assets                          100.00%         $16,016,808
                                                                    ------------


*  Non-income producing
"** Cost for Federal income tax purposes is $22,112,809 and net unrealized depreciation consists of:"

           Gross unrealized appreciation         $685,899
           Gross unrealized depreciation       (7,132,542)
           Net unrealized depreciation        $(6,446,643)

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts. GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.
GDS--Security represented is held by the custodian bank in the form of Global Depositary Shares.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001
(UNAUDITED)

Assets
Investments at value (identified                                    $15,666,166
 cost of $22,112,809) (Notes 1 & 3)
Cash (including foreign currencies at value) 285,397 Receivables:
  Capital stock sold                                        $78,521
  Dividends                                                 127,627
                                                            -------
                                                                         206,148
    Other assets                                                         13,648
                                                                        --------
Total Assets                                                         16,171,359
                                                                     -----------

Liabilities
  Payables:
   Capital stock redeemed                                   11,836
   Securities purchased                                     62,875
   Investment management fees                               17,249
                                                                          91,960
  Accrued expenses                                                      62,591
                                                                        --------
Total Liabilities                                                       154,551
                                                                        --------
Net Assets                                                          $16,016,808
                                                                    ------------

Net Asset Value, Offering and Redemption Price Per Share
($16,016,808 / 2,328,118 shares outstanding)                              $6.88
                                                                          ------

At June 30, 2001 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
Paid in capital                                                     $69,255,154
  Accumulated deficit in net investment income                         ($77,766)
  Net unrealized loss on investments and
   foreign currency transactions                                     (6,446,619)
  Accumulated net realized loss on investments                      (46,713,961)
                                                                    ------------
  Net Assets                                                        $16,016,808
                                                                    ------------


See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
FOR SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

Investment Income
Income:
 Dividend (Net of foreign tax withheld of $29,012)        $161,751
  Total income                                                         $161,751
                                                                       ---------

Expenses:
  Investment management fees (Note 2)                      107,501
  Recordkeeping and administrative services (Note 2)        17,200
  Custodian and accounting fees (Note 3)                    33,672
  Transfer agent fees (Note 2)                              47,373
  Shareholder servicing and reports (Note 2)                20,533
  Legal and audit fees                                      10,734
  Filing and registration fees (Note 2)                      5,342
  Organizational costs                                       1,808
  Other                                                      8,914
                                                            ------

Total expenses                                                          253,077
  Custody credits (Note 3)                                              (13,560)
                                                                        --------
  Expenses, net                                                         239,517
                                                                        --------
Net investment loss                                                     (77,766)
                                                                        --------

Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currencies
  Net realized loss on investments                                   (1,726,498)
  Net realized loss on foreign currency conversions                    (253,287)
  Net change in unrealized depreciation of investments
   and foreign currencies                                                45,430
                                                                        --------
  Net loss on investments                                            (1,934,355)
                                                                     -----------
  Net decrease in net assets resulting from operations              $(2,012,121)
                                                                    ------------
See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                Six months ended
                                  June 30, 2001                 Year ended
                                  (Unaudited)                 December 31, 2000
                                  -----------------          -------------------
OPERATIONS
 Net investment loss                      $(77,766)                $(516,586)
 Net realized gain (loss) on
 investments and foreign
 currency transactions                   (1,979,785)               1,682,162
 Change in unrealized loss of
 investments and foreign
 currencies                                  45,430               (5,555,250)
                                          ----------              ------------
Net decrease in net  assets
 resulting from operations               (2,012,121)              (4,389,674)

DISTRIBUTION TO SHAREHOLDERS FROM:
 Realized gains on investments ($0.00 and $.92 per share, respectively)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
 resulting from capital share
 transactions*                           (1,203,413)             (10,022,008)
                                         -----------             ------------
  Net decrease in net assets             (3,215,534)             (14,411,682)
  Net assets at beginning of
  period                                 19,232,342               33,644,024
                                         ----------               ----------
NET ASSETS at end of period             $16,016,808              $19,232,342
                                        -----------              -----------

*A summary of capital share transactions follows:


                             Six months ended
                             June 30, 2001                  Year ended
                             (Unaudited)                   December 31, 2000
                             ----------------              -----------------
                             Shares    Value            Shares         Value
                             ------    -----            ------         -----
Shares sold                 324,948    $2,346,696       1,232,004   $12,273,645
Shares redeemed            (496,362)   (3,550,109)     (2,343,332)  (22,295,653)
                           ---------   -----------     -----------  ------------
Net decrease               (171,414)  $(1,203,413)     (1,111,328) $(10,022,008)
                           ---------  ------------     ----------- -------------


See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                         Six months
                            ended                                   Feb.15, *
                         June 30,2001    Years ended December 31,         to
                         (Unaudited)  2000   1999   1998    1999    Dec.31, 1996
                        ------------ ------ ------ ------- ------ --------------
Per Share Operating
 Performance
Net asset value, beginning
of period                   $7.69     $9.32  $8.14  $15.25  $14.89  $10.00
                            -----     -----  -----  ------  ------  ------
Income from investment
operations-
 Net investment loss       (0.03)   (0.21)(1)(0.20) (0.31)  (0.19)  (0.06)
  Net realized and
  unrealized gain (loss)
  on investments           (0.78)    (1.42)  1.38   (6.80)   1.47    4.95
                           ------    ------  ----   ------   ----    ----
  Total from investment
  operations               (0.81)    (1.63)  1.18  (7.11)   1.28     4.89
                           ------    ------  ----  ------   ----     ----
Less distributions
  Distributions from realized
  gains on investments        -         -     -      -      (0.92)    -
                              -         -     -      -      ------    -
Total distributions           -         -     -      -      (0.92)    -
                              -         -     -      -      ------    -
Net asset value, end of
period                     $6.88     $7.69   $9.32  $8.14   $15.25   $14.89
                           -----     -----   -----  -----   ------   ------
Total Return              (10.54%)  (17.49%) 14.50% (46.62%) 8.74%   48.90%
Ratios/Supplemental Data
Net assets, end of
 period (000's)           $16,017   $19,232 $33,644 $36,154 $139,408 $61,853
Ratio to average net
assets-
    Expenses (A)           2.94%**   2.81%   3.37%   2.57%   1.94%   2.02%**
    Expenses-net (B)       2.79%**   2.59%   3.26%   2.41%   1.66%   1.71%**
    Net investment loss   (0.90%)** (1.76%) (2.35%) (1.67%) (1.30%) (1.07%)**
Portfolio turnover rate   50.90%    85.97%  103.80% 135.35% 105.86% 38.69%
*    Commencement of operations
**   Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.
(1) Based on average shares outstanding


See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Notes to the Financial Statements
June 30, 2001 (Unaudited)

     NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel Eastern European Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Eastern Europe.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $43,623,476 of which $20,327,913 expires in 2006, $18,895,462 expires in 2007 and $4,400,101 expires in 2008.

     Additionally the fund incurred capital losses of $1,110,700 after October 31, 2000 which are deemed, under income tax regulations, to occur in the first day of the fund's next fiscal year (January 1, 2001).

     C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date or when such automation is made available to the fund..

     D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

     F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.


     G. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



     NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $19,817 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $47,373 for its services for the six months ending June 30, 2001.

     To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $12,733 for the six months ended June 30, 2001, representing 0.15% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

     NOTE 3-INVESTMENTS/CUSTODY-Purchases and sells of securities other than short-term notes aggregated $9,021,117 and $8,619,459, respectively. The custodian has provided credits in the amount of $13,560 against custodian and accounting charges based on credits on cash balances of the Fund.